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                                                                Exhibit 10.105.1

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENT(S)  TO EXHIBIT 10.105

Pledge Agreement, dated as of August 17, 2000, between Midwest Generation, LLC and Citibank, N.A.

                  This Pledge Agreement differs from Exhibit 10.105 in the following respects:

         In Section 1 - Definitions, under the definition of
         "Intercompany Note" "$499,450,800" is replaced by "$369,961,200."

Pledge Agreement, dated as of August 17, 2000, between Midwest Generation, LLC and Citibank, N.A.

                  This Pledge Agreement differs from Exhibit 10.105 in the following respects:

         In Section 1 - Definitions, under the definition of
         "Intercompany Note" "$499,450,800" is replaced by "$285,849,200."

Pledge Agreement, dated as of August 17, 2000, between Midwest Generation, LLC and Citibank, N.A.

                  This Pledge Agreement differs from Exhibit 10.105 in the following respects:

         In Section 1 - Definitions, under the definition of
         "Intercompany Note" "$499,450,800" is replaced by "$211,738,800."